Employee Benefit Plans	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Employee Benefit Plans

Note 15 — Employee Benefit Plans

The Company sponsors a 401(k) plan, covering all employees in the United States. The Company matches 100% of the first 4% of employee contributions with immediate vesting. We made matching contributions of approximately $1.1 million and $0.8 million during the years ended December 31, 2021 and 2020, respectively.